Exhibit 10.7

EXECUTION VERSION

ASSIGNMENT AND ACCEPTANCE

Reference is made to the Amended and Restated Securities Purchase Agreement, dated as of May 4, 2011 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Securities Purchase Agreement”; capitalized terms used but not defined herein shall have the meanings given to such terms therein), among Surgery Center Holdings, Inc., a Delaware corporation (the “Issuer”), Surgery Center Holdings, LLC, the Subsidiary Guarantors party thereto, the purchasers from time to time party thereto (the “Purchasers”), and THL Corporate Finance, Inc., as administrative agent for the Purchasers (in such capacity, the “Administrative Agent”).

1. THL Credit, Inc. (the “Assignor”) hereby irrevocably sells and assigns, without recourse, to H.I.G. Surgery Centers, LLC (the “Assignee”), and the Assignee hereby irrevocably purchases and assumes, from the Assignor, without recourse to the Assignor, effective as of the Effective Date set forth below (but not prior to the registration of the information contained herein in the Register pursuant to Section 11.04(c) of the Securities Purchase Agreement), the interests set forth in Schedule I hereto (the “Assigned Interests”) in the Assignor’s rights and obligations under the Securities Purchase Agreement and the other Purchase Documents, including, without limitation, the Notes, which are outstanding on the Effective Date and as further set forth in Schedule I hereto. From and after the Effective Date (i) the Assignee shall be a party to and be bound by the provisions of the Securities Purchase Agreement and, to the extent of the Assigned Interests, have the rights and obligations of a Purchaser thereunder and under the Purchase Documents and (ii) the Assignor shall, to the extent of the Assigned Interests, relinquish its rights and be released from its obligations under the Securities Purchase Agreement.

2. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the interest being assigned hereby free and clear of any lien, encumbrance or other adverse claim created by the Assignor and that the outstanding balances of its Notes, without giving effect to assignments thereof which have not become effective, are as set forth in this Assignment and Acceptance, (ii) it is legally authorized to enter into this Assignment and Acceptance and (iii) it has all necessary power and authority, and has taken all action necessary, to execute and deliver this Assignment and Acceptance and to consummate the transactions contemplated hereby; and (b) except as set forth in (a) above, the Assignor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Securities Purchase Agreement, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Securities Purchase Agreement, any other Purchase Document or any other instrument or document furnished pursuant thereto, or the financial condition of any Note Party or the performance or observance by any Note Party of any of its obligations under the Securities Purchase Agreement, any other Purchase Document or any other instrument or document furnished pursuant thereto.

3. The Assignee (a) represents and warrants that (i) it is legally authorized to enter into this Assignment and Acceptance and (ii) it has all necessary power and authority, and has taken all action necessary, to execute and deliver this Assignment and Acceptance and to consummate the transactions contemplated hereby and become a Purchaser under the Securities Purchase Agreement; (b) confirms that it has received a copy of the Securities Purchase Agreement, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (c) agrees that it will, independently and without reliance upon the Assignor, the Administrative Agent or any Purchaser and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Securities Purchase Agreement, the other Purchase Documents or any other instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Securities Purchase

Agreement, the other Purchase Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent by the terms thereof, together with such powers as are incidental thereto; and (e) agrees that it will be bound by the provisions of the Securities Purchase Agreement and will perform in accordance with its terms all the obligations which by the terms of the Securities Purchase Agreement are required to be performed by it as a Purchaser.

4. The effective date of this Assignment and Acceptance shall be the “Effective Date of Assignment” described in Schedule 1 hereto (the “Effective Date”). Following the execution of this Assignment and Acceptance, it will be delivered (i) if the consent of the Issuer is required by Section 11.04(b) of the Securities Purchase Agreement, to the Issuer for acceptance by it, and (ii) to the Administrative Agent for acceptance by it and recording by the Administrative Agent pursuant to the Securities Purchase Agreement, effective as of the Effective Date (which shall not, unless otherwise agreed to by the Administrative Agent, in its sole discretion, be earlier than three (3) Business Days after the date of such acceptance and recording by the Administrative Agent). This Assignment and Acceptance will be delivered to the Administrative Agent together with (a) if the Assignee is a Foreign Purchaser, the forms specified in Section 2.15(e) of the Securities Purchase Agreement, duly completed and executed by such Assignee and (b) if the Assignee is not already a Purchaser under the Securities Purchase Agreement, an Administrative Questionnaire.

5. Upon such acceptance and recording by the Administrative Agent and, if required by Section 11.04(b) of the Securities Purchase Agreement, such acceptance by the Issuer, from and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to the Effective Date and to the Assignee for amounts which have accrued subsequent to the Effective Date.

6. From and after the Effective Date, (a) the Assignee shall be a party to the Securities Purchase Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Purchaser thereunder and under the other Purchase Documents and shall be bound by the provisions thereof and (b) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Securities Purchase Agreement.

7. This Assignment and Acceptance shall be construed in accordance with and governed by the law of the State of New York without regard to conflicts of law principles that would require the application of the laws of another jurisdiction.

SCHEDULE 1

to

Assignment and Acceptance

Effective Date of Assignment: April 11, 2013

Legal Name of Assignor: THL Credit, Inc.

Legal Name of Assignee: H.I.G Surgery Centers, LLC

Assignee’s Address for Notices: c/o H.I.G. Capital, Attn: Christopher Laitala & Matthew Lozow, 600 Fifth Avenue, 24th Floor, New York, NY 10020, Fax: (212) 506-0559

Percentage Assigned of Applicable Notes: 1.7822241351855700%

Notes/Obligation	Principal Amount Assigned	Percentage Assigned of applicable Notes (set forth, to at least 15 decimals, as a percentage of the Notes of all Purchasers thereunder)

Notes	$1,000,000 at a purchase price of 103%	1.7822241351855700%

[Signature Page Follows]

The terms set forth above are hereby agreed to:

THL CREDIT, INC., as Assignor

By:
Name:
Title:

H.I.G. SURGERY CENTERS, LLC, as Assignee

By:

	Name:	Richard Siegel
	Title:	Authorized Signatory

Accepted:

SURGERY CENTER HOLDINGS, INC., as Issuer

By:
	Name:	Christopher Laitala
	Title:	President

THL CORPORATE FINANCE, INC., as the Administrative Agent

By:
Name:
Title:

[SIGNATURE PAGE TO ASSIGNMENT AND ACCEPTANCE AGREEMENT]

The terms set forth above are hereby agreed to:

THL CREDIT, INC., as Assignor

By:

	Name:	W HUNTER STROPP
	Title:	Co-President

H.I.G. SURGERY CENTERS, LLC, as Assignee

By:
Name:
Title:

Accepted:

SURGERY CENTER HOLDINGS, INC., as Issuer

By:
Name:
Title:

THL CORPORATE FINANCE, INC., as the Administrative Agent

By:

	Name:	W HUNTER STROPP
	Title:	Co-President

[SIGNATURE PAGE TO ASSIGNMENT AND ACCEPTANCE AGREEMENT]

The terms set forth above are hereby agreed to:

THL CREDIT, INC., as Assignor

By:
Name:
Title:

H.I.G. SURGERY CENTERS, LLC, as Assignee

By:
Name:
Title:

Accepted:

SURGERY CENTER HOLDINGS, INC., as Issuer

By:

	Name:	Christopher Laitala
	Title:	President

THL CORPORATE FINANCE, INC., as the Administrative Agent

By:
Name:
Title:

[SIGNATURE PAGE TO ASSIGNMENT AND ACCEPTANCE AGREEMENT]